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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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 Date of Report (Date of earliest event reported)           April 6, 1999
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                         CENTURY BUSINESS SERVICES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                          22-2769024
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(State of other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


                                     0-25890
                                     -------
                            (Commission File Number)


                   6480 Rockside Woods Blvd., South, Suite 330
                              Cleveland, Ohio 44131
                    (Address of principal executive offices)
                                   (Zip Code)
         Registrant's telephone number, including area code (216) 447-9000.
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Item 5.  Other Events

On April 6, 1999, the Registrant announced its intention to explore strategic alternatives for the divestiture of its specialty insurance segment. A copy of the press release is attached as Exhibit 99.3.

Item 7.  Exhibits

The following documents are filed as part of this report.

c)        Exhibits

          99.3     Press Release issued by the Registrant on April 6, 1999



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CENTURY BUSINESS SERVICES, INC.


Date:    April 9, 1999             /s/ Charles D. Hamm, Jr.
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                                   Charles D. Hamm, Jr.
                                   Chief Financial Officer